Quarterly Financial Data (unaudited)	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Notes to Financial Statements
Quarterly Financial Data (unaudited)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
	(in thousands, except per share amounts)

Fiscal 2011
Total revenue	$—	$785	$1,912	$2,124	$4,821
Net income (loss) attributable to common stockholders	$(7,620)	$3,778	$6,293	$(2,152)	$299
Basic net income (loss) per common share attributable to common stockholders	$(0.13)	$0.06	$0.10	$(0.04)	$0.01
Diluted net income (loss) per common share attributable to common stockholders	$(0.13)	$0.03	$0.07	$(0.04)	$0.00

Fiscal 2010
Total revenue	$—	$—	$—	$—	$—
Net loss attributable to common stockholders	$(15,276)	$6,918	$(4,623)	$(12,888)	$(25,869)
Basic net loss per common share attributable to common stockholders	$(0.33)	$0.14	$(0.10)	$(0.24)	$(0.53)
Diluted net loss per common share attributable to common stockholders	$(0.33)	$0.07	$(0.10)	$(0.10)	$(0.46)